Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
Sales to customers by geographic area	2026	2025	Total	Operations	Currency
U.S.	$13,330	12,305	8.3%	8.3	—
Europe	5,848	5,110	14.5	2.7	11.8
Western Hemisphere excluding U.S.	1,293	1,167	10.8	2.5	8.3
Asia-Pacific, Africa	3,591	3,311	8.5	6.1	2.4
International	10,732	9,588	11.9	3.9	8.0
Worldwide	$24,062	21,893	9.9%	6.4	3.5
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
Sales to customers by segment of business	2026	2025	Total	Operations	Currency
Innovative Medicine
U.S.	$8,871	8,092	9.6%	9.6	—
International	6,555	5,781	13.4	4.3	9.1
	15,426	13,873	11.2	7.4	3.8
MedTech
U.S.	4,459	4,213	5.9	5.9	—
International	4,177	3,807	9.7	3.2	6.5
	8,636	8,020	7.7	4.6	3.1
U.S.	13,330	12,305	8.3	8.3	—
International	10,732	9,588	11.9	3.9	8.0
Worldwide	$24,062	21,893	9.9%	6.4	3.5
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER
	2026		2025		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$24,062	100.0	$21,893	100.0	9.9
Cost of products sold	8,106	33.7	7,357	33.6	10.2
Gross Profit	15,956	66.3	14,536	66.4	9.8
Selling, marketing and administrative expenses	6,034	25.1	5,112	23.3	18.0
Research and development expense	3,527	14.7	3,225	14.7	9.4
In-process research and development impairments	36	0.1	—	—
Interest (income) expense, net	43	0.2	(128)	(0.6)
Other (income) expense, net	294	1.2	(7,321)	(33.4)
Restructuring	32	0.1	17	0.1
Earnings before provision for taxes on income	5,990	24.9	13,631	62.3	(56.1)
Provision for taxes on income	755	3.1	2,632	12.1	(71.3)
Net earnings	$5,235	21.8	$10,999	50.2	(52.4)

Net earnings per share (Diluted)	$2.14		$4.54		(52.9)

Average shares outstanding (Diluted)	2,445.2		2,423.8

Effective tax rate	12.6%		19.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,821	32.5	$8,011	36.6	(2.4)
Net earnings	$6,614	27.5	$6,706	30.6	(1.4)
Net earnings per share (Diluted)	$2.70		$2.77		(2.5)
Effective tax rate	15.4%		16.3%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	First Quarter
(Dollars in Millions Except Per Share Data)	2026	2025
Net Earnings, after tax- as reported	$5,235	$10,999

Pre-tax Adjustments
Intangible Asset Amortization expense	1,247	1,120
Litigation related	330	(6,966)
Orthopaedics Separation related	119	—
Acquisition, integration and divestiture related	96	132
Restructuring related [1]	62	55
IPR&D impairments	36	—
(Gains)/losses on securities	(59)	39

Tax Adjustments
Tax impact on special item adjustments [2]	(424)	1,315
Tax legislation and other tax related	(28)	12
Adjusted Net Earnings, after tax	$6,614	$6,706
Average shares outstanding (Diluted)	2,445.2	2,423.8
Adjusted net earnings per share (Diluted)	$2.70	$2.77
Operational adjusted net earnings per share (Diluted)	$2.57
Notes:
1In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $7 million in the fiscal first quarter of 2026 and $55 million in the fiscal first quarter of 2025 primarily includes costs related to market and product exits. This program was substantially completed in Q4 2025.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. The restructuring expense of $55 million in the fiscal first quarter of 2026 primarily includes costs related to product exits. This program is expected to be substantially completed by the end of fiscal year 2026.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
First quarter 2026 actual vs. 2025 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	11.2%	7.7%	9.9%
U.S.	9.6%	5.9%	8.3%
International	13.4%	9.7%	11.9%

WW Currency	3.8	3.1	3.5
U.S.	—	—	—
International	9.1	6.5	8.0

WW Operational	7.4%	4.6%	6.4%
U.S.	9.6%	5.9%	8.3%
International	4.3%	3.2%	3.9%

Caplyta	(1.9)		(1.2)
U.S.	(3.3)		(2.2)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.1	0.1	0.1
U.S.	0.0	0.2	0.1
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	5.6%	4.7%	5.3%
U.S.	6.3%	6.1%	6.2%
International	4.5%	3.2%	4.0%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$3,615	3,013	20.0%	20.0%	—%
Intl	3,358	2,664	26.0	15.3	10.7
WW	6,973	5,678	22.8	17.8	5.0

DARZALEX
US	2,208	1,829	20.7	20.7	—
Intl	1,756	1,409	24.7	14.0	10.7
WW	3,964	3,237	22.5	17.8	4.7

CARVYKTI
US	433	318	36.2	36.2	—
Intl	164	51	*	*	*
WW	597	369	62.1	57.4	4.7

TECVAYLI
US	127	105	20.6	20.6	—
Intl	74	46	63.1	52.1	11.0
WW	202	151	33.5	30.1	3.4

TALVEY
US	101	68	48.5	48.5	—
Intl	51	18	*	*	*
WW	152	86	76.7	72.8	3.9

RYBREVANT / LAZCLUZE
US	175	113	55.1	55.1	—
Intl	82	28	*	*	*
WW	257	141	82.7	80.5	2.2

ERLEADA
US	342	292	17.3	17.3	—
Intl	607	479	26.7	15.5	11.2
WW	949	771	23.1	16.2	6.9

IMBRUVICA
US	143	235	(39.1)	(39.1)	—
Intl	517	474	9.1	(1.4)	10.5
WW	660	709	(6.9)	(13.9)	7.0

OTHER ONCOLOGY(3)
US	85	54	58.8	58.8	—
Intl	106	160	(33.9)	(36.3)	2.4
WW	192	214	(10.6)	(12.5)	1.9

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$1,855	2,196	(15.5)%	(15.5)%	—%
Intl	1,524	1,510	0.9	(6.4)	7.3
WW	3,380	3,707	(8.8)	(11.8)	3.0

TREMFYA
US	1,042	599	73.9	73.9	—
Intl	566	356	58.9	46.8	12.1
WW	1,608	956	68.3	63.8	4.5

SIMPONI / SIMPONI ARIA
US	269	292	(7.8)	(7.8)	—
Intl	378	366	3.0	(4.1)	7.1
WW	647	659	(1.7)	(5.7)	4.0

REMICADE
US	269	314	(14.4)	(14.4)	—
US Exports(4)	18	10	78.6	78.6	—
Intl	136	143	(4.8)	(10.5)	5.7
WW	422	467	(9.5)	(11.2)	1.7

STELARA
US	220	981	(77.6)	(77.6)	—
Intl	435	644	(32.4)	(37.7)	5.3
WW	656	1,625	(59.7)	(61.7)	2.0

OTHER IMMUNOLOGY
US	38	1	*	*	—
Intl	9	0	*	*	*
WW	46	1	*	*	*
NEUROSCIENCE
US	1,494	968	54.3	54.3	—
Intl	681	679	0.3	(6.3)	6.6
WW	2,175	1,647	32.0	29.3	2.7

SPRAVATO
US	406	276	47.0	47.0	—
Intl	61	43	42.4	28.7	13.7
WW	468	320	46.4	44.5	1.9

CAPLYTA(5)
US	270	—	*	*	—
Intl	—	—	—	—	—
WW	270	—	*	*	—

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	758	625	21.2	21.2	—
Intl	280	277	1.1	(4.9)	6.0
WW	1,038	903	15.0	13.2	1.8

CONCERTA / methylphenidate
US	22	38	(43.4)	(43.4)	—
Intl	115	110	4.3	(0.6)	4.9
WW	136	148	(8.0)	(11.7)	3.7

OTHER NEUROSCIENCE
US	38	28	32.6	32.6	—
Intl	224	248	(9.7)	(16.3)	6.6
WW	262	277	(5.4)	(11.3)	5.9
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

PULMONARY HYPERTENSION (PH)
US	$831	744	11.7%	11.7%	—%
Intl	304	281	8.2	1.0	7.2
WW	1,135	1,025	10.7	8.7	2.0

UPTRAVI
US	385	365	5.4	5.4	—
Intl	98	86	14.3	5.1	9.2
WW	483	451	7.1	5.4	1.7

OPSUMIT / OPSYNVI
US	433	363	19.3	19.3	—
Intl	172	159	8.7	1.7	7.0
WW	606	522	16.1	14.0	2.1

OTHER PULMONARY HYPERTENSION
US	12	15	(21.1)	(21.1)	—
Intl	34	37	(8.3)	(11.8)	3.5
WW	46	52	(12.1)	(14.5)	2.4

INFECTIOUS DISEASES (ID)
US	342	315	8.6	8.6	—
Intl	547	487	12.2	1.3	10.9
WW	889	802	10.8	4.1	6.7

EDURANT / rilpivirine
US	7	8	(13.1)	(13.1)	—
Intl	402	350	14.8	3.2	11.6
WW	409	358	14.1	2.8	11.3

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	334	305	9.5	9.5	—
Intl	109	98	11.2	0.7	10.5
WW	443	403	10.0	7.4	2.6

OTHER INFECTIOUS DISEASES
US	1	2	(56.9)	(56.9)	—
Intl	36	39	(8.3)	(14.7)	6.4
WW	37	41	(10.4)	(16.5)	6.1

CARDIOVASCULAR / METABOLISM / OTHER (CVM)
US	734	855	(14.2)	(14.2)	—
Intl	142	158	(10.4)	(17.5)	7.1
WW	876	1,013	(13.6)	(14.7)	1.1

XARELTO
US	642	690	(7.0)	(7.0)	—
Intl	—	—	—	—	—
WW	642	690	(7.0)	(7.0)	—

OTHER
US	91	165	(44.5)	(44.5)	—
Intl	142	158	(10.4)	(17.5)	7.1
WW	233	323	(27.8)	(31.2)	3.4

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

TOTAL PH, ID, CVM
US	1,907	1,914	(0.4)	(0.4)	—
Intl	993	926	7.1	(2.0)	9.1
WW	2,899	2,840	2.1	(0.9)	3.0

TOTAL INNOVATIVE MEDICINE
US	8,871	8,092	9.6	9.6	—
Intl	6,555	5,781	13.4	4.3	9.1
WW	$15,426	13,873	11.2%	7.4%	3.8%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,399	1,261	10.9%	10.9%	—%
Intl	978	842	16.1	9.9	6.2
WW	2,377	2,103	13.0	10.5	2.5

ELECTROPHYSIOLOGY
US	736	684	7.6	7.6	—
Intl	753	638	18.0	11.7	6.3
WW	1,489	1,323	12.6	9.5	3.1

ABIOMED
US	389	339	14.5	14.5	—
Intl	100	81	23.5	13.9	9.6
WW	488	420	16.3	14.4	1.9

SHOCKWAVE
US	242	206	17.8	17.8	—
Intl	63	52	21.3	19.3	2.0
WW	305	258	18.5	18.1	0.4

OTHER CARDIOVASCULAR
US	32	32	0.7	0.7	—
Intl	62	72	(13.4)	(17.5)	4.1
WW	94	103	(9.1)	(11.9)	2.8

SURGERY
US	1,046	1,002	4.4	4.4	—
Intl	1,465	1,394	5.1	(1.1)	6.2
WW	2,511	2,396	4.8	1.2	3.6

ADVANCED
US	477	457	4.2	4.2	—
Intl	646	616	4.9	(1.0)	5.9
WW	1,123	1,073	4.6	1.2	3.4

GENERAL
US	569	544	4.5	4.5	—
Intl	819	778	5.2	(1.3)	6.5
WW	1,388	1,323	4.9	1.1	3.8

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
VISION
US	$579	566	2.4%	2.4%	—%
Intl	785	713	10.1	4.6	5.5
WW	1,365	1,279	6.7	3.6	3.1

CONTACT LENSES / OTHER
US	468	452	3.7	3.7	—
Intl	501	467	7.2	1.7	5.5
WW	969	919	5.5	2.7	2.8

SURGICAL
US	111	114	(2.9)	(2.9)	—
Intl	285	246	15.6	10.1	5.5
WW	396	361	9.7	6.0	3.7
ORTHOPAEDICS
US	1,435	1,384	3.7	3.7	—
Intl	948	857	10.6	2.4	8.2
WW	2,383	2,241	6.3	3.2	3.1

HIPS
US	277	263	5.2	5.2	—
Intl	159	146	8.9	0.3	8.6
WW	436	409	6.5	3.5	3.0

KNEES
US	239	231	3.3	3.3	—
Intl	181	158	14.6	6.5	8.1
WW	420	389	7.9	4.6	3.3

TRAUMA
US	532	502	6.1	6.1	—
Intl	301	270	11.4	3.1	8.3
WW	833	772	8.0	5.0	3.0

SPINE, SPORTS & OTHER
US	387	388	(0.1)	(0.1)	—
Intl	307	283	8.4	0.7	7.7
WW	694	671	3.5	0.2	3.3

TOTAL MEDTECH
US	4,459	4,213	5.9	5.9	—
Intl	4,177	3,807	9.7	3.2	6.5
WW	$8,636	8,020	7.7%	4.6%	3.1%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of ZYTIGA which were previously disclosed separately
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025